UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 5, 2010

ClearOne Communications, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Utah
(State or Other Jurisdiction of Incorporation)

001-33660	87-0398877
(Commission File Number)	(I.R.S. employer identification number)

5225 Wiley Post Way, Suite 500 Salt Lake City, Utah	84116
(Address of principal executive offices)	(Zip Code)

(801) 975-7200
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 3, 2009, ClearOne Communications, Inc. (“ClearOne”) entered into and closed the Merger Agreement with Alta-Wasatch Acquisition Corporation (“Alta-Wasatch”), our wholly owned subsidiary and NetStreams, Inc (“NetStreams”). Pursuant to the Merger Agreement, Alta-Wasatch, merged into NetStreams (the “Merger”).

In connection with the closing of the Merger on November 3, 2009, we entered into the Joinder to the Loan and Security Agreement (the “Joinder”) and the Seventh Amendment to the Loan and Security Agreement (the “Seventh Amendment”).

Pursuant to the Joinder, we entered into the Loan and Security Agreement as a co-borrower and assumed certain obligations under the Loan and Security Agreement. We were not required to pledge additional security interests to the Bank. The existing collateral arrangement with respect to Borrowers’ assets continues to secure the obligations of the parties under the Loan and Security Agreement. In connection therewith, NetSteams entered into the Seventh Amendment which obligates us to the Loan and Security Agreement in the amount of $2,000,000 and payment of Interest (as defined in the Loan and Security Agreement) under the Formula Revolving Line (as defined in the Loan and Security Agreement) shall be due and payable on the first calendar day of each month during the term of the Loan and Security Agreement.

On December 22, 2009 ClearOne along with NetStreams executed the Eighth Amendment to Loan and Security Agreement (“Eighth Amendment”) with Square 1 Bank. The effect of the agreement is to extend the forbearance period from December 15, 2009 to January 15, 2010.

On February 01, 2010 ClearOne along with NetStreams executed the Ninth Amendment to Loan and Security Agreement (“Ninth Amendment”) with Square 1 Bank. The effect of the agreement is to extend the forbearance period from January 15, 2010 to February 15, 2010.

The foregoing descriptions of the Joinder, Seventh Amendment, Eighth Amendment and Ninth Amendment are only summaries and are qualified in their entirety by reference to the full text of the Joinder, Seventh Amendment, Eighth amendment and Ninth Amendment, which are attached hereto as exhibits.

 Item 9.01                      Financial Statements and Exhibits

Exhibit
Number	Description

2.2
Agreement and Plan of Merger, dated as of November 3, 2009, by and among ClearOne Communications, Inc., Alta-Wasatch Acquisition Corporation, NetStreams, Inc., Austin Ventures VIII, L.P., and Kevin A. Reinis. Incorporated by reference to our Form 8-K filed on Nov 9, 2009

10.23	Joinder to Loan and Security Agreement, dated as of November 3, 2009, by and between ClearOne Communications, Inc. and Square 1 Bank. Incorporated by reference to our Form 8-K filed on Nov 9, 2009

10.24
Seventh Amendment to Loan and Security Agreement, dated as of November 3, 2009, by and between Square 1 Bank, ClearOne Communications, Inc., NetStreams, Inc., and NetStreams, LLC. Incorporated by reference to our Form 8-K filed on Nov 9, 2009

10.25
Eighth Amendment to Loan and Security Agreement, dated as of December 15, 2009, by and between Square 1 Bank, ClearOne Communications, Inc., NetStreams, Inc., and NetStreams, LLC. Incorporated by reference to our Form 8-K filed on Dec 29, 2009

10.26	Ninth Amendment to Loan and Security Agreement, dated as of January 13, 2010, by and between Square 1 Bank, ClearOne Communications, Inc., NetStreams, Inc., and NetStreams, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE COMMUNICATIONS, INC.

Date: February 5, 2010	By:	/s/ Narsi Narayanan
Narsi Narayanan
Vice President - Finance

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